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Exhibit 13.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the annual report of SR Telecom Inc., a corporation existing under the Canada Business Corporations Act (the "Company"), on Form 20-F/A for the year ending December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, William Aziz, Interim President and Chief Executive Officer of the Company do hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ WILLIAM AZIZ William Aziz Interim President and Chief Executive Officer

October 3, 2005

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Exhibit 13.1